T. Rowe Price Limited Duration Inflation Focused Bond Fund

Supplement to Summary Prospectus Dated October 1, 2016

The fund’s management fee consists of two components—an individual fund fee of 0.05% and a group fee that declines at certain asset levels and is calculated daily based on the combined net assets of all T. Rowe Price Funds (except the funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). On May 31, 2017, the annual group fee rate was 0.29%. Effective August 1, 2017, T. Rowe Price has contractually agreed to waive a portion of the management fee it is entitled to receive from the fund in order to limit the fund’s overall management fee rate to 0.25% of the fund’s average daily net assets, through at least September 30, 2019. In addition, effective August 1, 2017, T. Rowe Price has agreed to lower the limitation on the Investor Class’ total expense ratio from 0.50% to 0.41% of the class’ average daily net assets, through at least September 30, 2019.

To reflect the new contractual management fee waiver and lower limitation on the Investor Class’ total expense ratio, effective August 1, 2017, the fee table and expense example on pages 1–2 are revised as follows:

Fees and Expenses of the Fund

	Investor Class	I Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.34%[b]	0.34%[b]

Distribution and service (12b-1) fees	—	—

Other expenses	0.17	0.01

Total annual fund operating expenses	0.51	0.35

Fee waiver/expense reimbursement	(0.10)[b,c,d]	(0.09)[b,d]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.41 [b,c,d]	0.26 [b,d]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b T. Rowe Price Associates, Inc., has agreed (through September 30, 2019) to waive a portion of its management fees in order to limit the fund’s management fees to 0.25% of the fund’s average daily net assets. The agreement may be terminated at any time beyond September 30, 2019, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc., by the fund.

c T. Rowe Price Associates, Inc., has agreed (through September 30, 2019) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.41%. The agreement may be terminated at any time beyond September 30, 2019, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and a previous limitation of 0.50%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 0.41%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 0.41% (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses).

d Restated to reflect current fees.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$42	$141	$263	$619
I Class	27	92	176	423
The date of this supplement is July 26, 2017.

F161-042-S 7/26/17